SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2012 (October 31, 2012)

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BIG TIME ACQUISITION, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-54159	27-3291226
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

780 Reservoir Avenue, #123, Cranston, RI 02910

(Address of Principal Executive Offices) (Zip Code)

401-641-0405
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Current Report on Form 8-K and other reports (collectively the “Filings”) filed by Big Time Acquisition, Inc. (the “Company”, or “Registrant”) from time to time with the Securities and Exchange Commission (the “Commission”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, management as well as estimates and assumptions made by management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to the Company or management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors “) relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Company believes that the expectations reflected in the forward looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the financial statements and the related notes that are filed herein.

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to the Agreement and Plan of Merger (“Agreement”) dated October 29, 2012, by and between, Big Time Acquisition, Inc. a Delaware Corporation (“Big Time”), and Z Holdings Group, Inc., a Delaware Corporation, (“ZHLD” or the “Surviving Corporation), jointly the (“Constituent Corporations”) effective as of October 31, 2012. ZHLD merged with and into Big Time with ZHLD continuing as the Surviving Corporation. The sole board of director of the Constituent Corporations has declared the Merger Agreement advisable, fair to and in the best interests of the Constituent Corporations and has approved the Merger. The Merger Agreement was duly approved by the requisite vote of the majority shareholders of the Constituent Corporations by written consent in lieu of a shareholder meeting pursuant to Delaware law, (DGCL). A copy of the Merger Agreement is attached to this report as Exhibit 2.1 and is incorporated herein as reference. The description of the transaction contemplated by such Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of Exhibit 2.1 filed herewith. At the effective time of Merger, October 31, 2012, and pursuant to DGCL, ZHLD became the Successor Registrant. The CUSIP number for the common stock of the Surviving Corporation is 98877T100.

Immediately before the effective time of Merger, each outstanding share of Big Time common stock held by ZHLD was canceled and at the effective time of merger, all of the then outstanding Big Time common stock was converted into one share of ZHLD Class A common stock. Stockholders of Big Time are not required to exchange their stock certificates which now represent an equal number of shares of ZHLD Class A Common Stock.

The Merger is intended to constitute a tax-free reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended. The Merger was accounted for as a recapitalization effected by a share exchange, wherein ZHLD is considered the acquirer for accounting and financial reporting purposes. The Merger provides for no changes in our sole officer and director.

The common stock of the Surviving Corporation will continue to trade on the OTC Markets Group electronic quotation system on the OTC Pink tier under the trading symbol ZHLD.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Immediately prior to the Merger, the Company was a “shell company,” as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Item 2.01(f) of Form 8-K states that if the registrant was a “shell” company, such as the Company was immediately before the merger, then the registrant must disclose on Current Report on Form 8-K the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, this report includes all of the information that would be included in a Form 10. Please note that ZHLD is a development stage company before the Merger. Since ZHLD will continue to survive as a developmental stage company after the Merger, ZHLD shall be deemed to be a “shell company” immediately before and after the effective time of merger. Accordingly, we have attached Exhibit 99.1 containing the same information that ZHLD would be required to file if ZHLD was to file a Form 10-12G registration statement. Please note that unless indicated otherwise, the information provided in Exhibit 99.1 relates to the Company after the conversion of shares. Information relating to periods prior to the Share Exchange relate only to the party specifically indicated.

Item 3.02. Unregistered Sales of Equity Securities

Immediately before the Effective time of merger, any and all outstanding shares of Big Time Acquisition, Inc. held by Z Holdings Group, Inc. were canceled, and at the closing of the Merger Agreement, ZHLD issued a total of 90,000 restricted Class A common shares to the former shareholders of Big Time Acquisition, Inc., for their then outstanding shares of Big Time common stock. ZHLD received in the share exchange, 90,000 shares of Big Time common stock representing 100% of the issued and outstanding shares of Big Time which are deemed to be canceled. As a result of the Merger Agreement, ZHLD is now the surviving company of the Merger pursuant to DGCL, and deemed to be Successor Registrant. The issuance of such shares was exempt from registration pursuant to Section 4(2) of, and Regulation D promulgated under, the Securities Act.

Item 5.01. Changes In Control Of Registrant

There will be no change in the control of Big Time since the control shareholders of Big Time are the same control shareholders of the Surviving Corporation. The sole officer and director of Big Time is the same sole officer and director of the Surviving Corporation.

Item 5.02. Election of Directors

Scot Scheer is the sole director and officer of ZHLD and the Company. Mr. Scheer will continue to serve as our sole officer and director at the effective time of merger.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 5.03. The ZHLD Restated Certificate of Incorporation effective as of August 3, 2012 is attached hereto as Exhibit 3.1 and the Bylaws of ZHLD effective as of August 3, 2012 is attached hereto as Exhibit 3.2. ZHLD has a calendar year end of December 31.

Item 5.06. Change in Shell Company Status.

We will continue to be a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act) immediately before and after the effective date of Merger.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Z Holdings Group, Inc., FKA LMIC, Inc. until August 3, 2012, the Surviving Corporation.

Z Holdings Group Inc.’s audited financial statements and notes for the years ended December 31, 2011 and 2010 and unaudited financial statements for the nine months ended September 30, 2012 are attached to this Current Report on Form 8-K in Exhibit 99.1 on Pages F-1 through F-12.

(b) Pro Forma Financial Information.

Z Holdings Group Inc.’s pro forma information for the nine months ended September 30, 2012 is attached to this Current Report on Form 8-K in Exhibit 99.1 on Page F-13.

Financial Statements of Big Time Acquisition, Inc.

Big Time Acquisition Inc.’s audited financial statements and notes for the year ended August 31, 2012 are attached to this Current Report on Form 8-K in Exhibit 99.1 on Pages F-14 through F-22.

(c) Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d) Exhibits

The following Exhibits are attached to the Current Report on Form 8K.

Exhibit No. Description

2.1 Merger Agreement by and among Big Time Acquisition, Inc. and

Z Holdings Group, Inc. dated as of October 29, 2012.

3.1 Restated Certificate of Incorporation for Z Holdings Group, Inc.

3.2 Bylaws of Z Holding Group, Inc.

23.1 Z Holdings Group, Inc.-Consent of Independent Registered Public Accounting Firm.

23.2 Big Time Acquisition, Inc.-Consent of Independent Registered Public Accounting Firm.

99.1 Description of Business pursuant to Item 2.01(f) of Form 8-K including financial statements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2012

Big Time Acquisition,Inc.

By: /s/ Scot Scheer

Chief Executive Officer, Chief Financial Officer,

Secretary and Director